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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):         June 6, 2006


                             Advanced Photonix, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                     1-11056               33-0325836
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(STATE OR OTHER JURISDICTION         (COMMISSION           (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)


       2925 Boardwalk, Ann Arbor, Michigan              48104
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


Registrant's telephone number, including area code: (734) 864-5647
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 6, 2006, Advanced Photonix, Inc. (the "Company") entered into a Separation Agreement and General Release with Paul Ludwig, pertaining to Mr. Ludwig's resignation as employee of the Company effective August 31, 2006 (the "Separation Date") and his resignation as the President and Director of API effective immediately. The Company will continue to pay Mr. Ludwig his base salary for eight months from the Separation Date plus payments representing accrued and unpaid vacation and a lump sum payment of approximately $7,000 as a health insurance subsidy. All previously granted options shall remain in full force and effect until the Separation Date and shall be exercisable for a period of six months thereafter.

The foregoing description of the Separation Agreement and General Release is qualified in its entirety by reference to the actual terms of the Separation Agreement and General Release, a copy of which is attached hereto as Exhibit
10.1 and is incorporated by reference herein in its entirety.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

In connection with the Separation Agreement and General Release referred to in
Item 1.01 of this current report on Form 8-K, Mr. Ludwig's employment arrangements with the Company will terminate effective as of August 31, 2006. Prior to his resignation, Mr. Ludwig's salary was $185,016. In addition, Mr. Ludwig was eligible to participate in the Company's benefits plans and 401(k) Retirement Plan, and to receive vacation pay and a car allowance. The amount paid by the Company on behalf of Mr. Ludwig in connection with such benefits for the fiscal year ended March 31, 2006, was $18,325.86.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As stated under Item, 1.01 above, effective June 6, 2006, Mr. Ludwig resigned as President and a Director of the Company. A press release relating to Mr. Ludwig's resignation as President and a director of the Company is attached as
Exhibit 99.1 hereto and is incorporated by reference herein.

Mr. Kurtz, Chairman of the Board and Chief Executive Officer of the Company, has been appointed to also serve as the President of the Company. The Company will not change the terms of Mr. Kurtz's employment with the Company in connection with his being named President. Descriptions of Mr. Kurtz's employment by the Company, including a description of his compensation and his business experience are available in the Proxy Statement for the Company's 2005 Annual Shareholder's Meeting filed by the Company on July 27, 2005.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

 Exhibit
 Number         Exhibit
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10.1            Separation Agreement and General Release dated as of
                June 6, 2006 between the Company and Paul Ludwig
99.1            Advanced Photonix, Inc.'s press release dated June 6, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ADVANCED PHOTONIX, INC.



                                    By: /s/  Richard Kurtz
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                                         Richard Kurtz, Chief Executive Officer

Dated: June 9, 2006